Exhibit 10.13

                               FACTORING CONTRACT
                             AND SECURITY AGREEMENT


                                     BETWEEN


                                  FIRST FACTORS
                                   CORPORATION


                           HIGH POINT, NORTH CAROLINA


                                       AND


                                GUILDMASTER, INC.
                        2655 NORTH AIRPORT COMMERCE DRIVE
                           SPRINGFIELD, MISSOURI 65803

                               FACTORING CONTRACT
                             AND SECURITY AGREEMENT

GUILDMASTER, INC.
2655 NORTH AIRPORT COMMERCE DRIVE
SPRINGFIELD, MISSOURI 65803

hereinafter referred to as "Client," and First Factors Corporation, a North Carolina corporation with its principal office at 101 South Main Street, Post Office Box 2730, High Point, North Carolina 27261, hereinafter referred to as "Factor," hereby agree as follows:

         1. Appointment. Client appoints Factor as its sole factor with respect to all sales of its merchandise or rendition of services to customers and hereby offers to sell and assign only to Factor, as absolute owner, all accounts receivable (as hereinafter defined) arising out of such sales or services. "Accounts receivable" or "receivable," as used herein, shall collectively mean and include accounts, contract rights, instruments, chattel paper, general intangibles, returned or repossessed goods arising out of or relating to the sale or other disposition of goods at any time or from time to time, the proceeds thereof, and merchandise represented thereby. The assignment of accounts receivable to Factor shall vest in Factor all of Client's rights, securities, guaranties and liens with respect to each receivable, including all rights of stoppage in transit, replevin, reclamation, and all claims of lien filed by Client or held by Client on personal property, and all rights and interest in the merchandise sold but Factor shall not be obligated to and shall not be liable for exercising or refusing to exercise any rights granted to Factor hereby.

         2. Purchase of Accounts Receivable. Factor agrees to purchase from Client at the office of Factor all accounts receivable first approved by Factor in writing as to credit risk and terms of sale. All orders from customers shall be submitted to Factor for prior written approval, which is subject to withdrawal at anytime prior to delivery of merchandise or rendition of services, and which may be granted or withheld at Factor's sole discretion. Subject to Client's warranties and representations herein contained, Factor will assume the credit loss on accounts receivable first approved in writing as to credit risk and terms of sale and specifically assigned to Factor within twenty one days from the invoice date or shipping date, whichever occurs earlier, if a customer, after receiving and accepting delivery of goods or services, fails to pay when due solely because of financial inability to pay. If, however, such failure to pay is due in whole or in part to any other cause, Factor shall not be responsible and shall have full recourse to Client. Factor at its option may purchase accounts receivable not approved as to credit risk or terms of sale, but such purchases shall be with full recourse to Client and Client agrees to pay Factor on demand for each arch receivable.

         3. Purchase Price. The purchase price of accounts receivable is the net face amount less Factor's commission. The term "net face amount" means the gross amount of accounts receivable less any discounts to customers (which shall be computed on the shortest terms where optional terms are given), and credits and allowances to customers of any nature. After purchase of accounts receivable by Factor, any discount, credit, unidentifiable payment, or allowance may be claimed solely by the customer and if not so claimed, such discount, credit, payment or allowance shall be the property of Factor.

         4. Client Reserve Account. Factor shall establish on its books in Client's name a Reserve Account which Factor shall credit with the gross amount of all accounts receivable purchased by Factor from Client and which Factor shall debit with all advancements made to Client or on its behalf, as well as all credits, discounts available to Client's customers, anticipations earned by Client's customers, factoring charges, interest and any other amounts chargeable to Client hereunder. Factor shall furnish Client with advices of all credits and debits entered in the Reserve Account. Factor shall furnish Client with a monthly statement of its Reserve Account, and, unless exception is taken to this statement in writing mailed to Factor at the above address by certified mail, return receipt requested, within thirty (30) days after receipt by Client, the monthly statement shall be deemed correct and conclusively binding upon Client.

         5. Remittance of Funds to Client. As goods are shipped and accounts receivable, evidenced by invoices and shipping documents, are submitted to Factor with duly executed assignment schedules, Factor will advance to Client upon request the amount due Client less a reserve equal to twenty percent (20%) of all unpaid accounts receivable held by Factor hereunder. Factor retains the right to revise said reserve from time to time if in Factor's sole judgement it is necessary to protect Factor with regard to any indebtedness owing by Client to Factor, including accounts receivable purchased by Factor with full recourse to Client, or to protect Factor against possible returns, claims or defenses of Client's customers, or any other contingencies. If Client's Reserve Account is in a debit position, funds may be made available to Client solely in the discretion of Factor, and Client agrees to repay Factor on demand any debit balance in Client's Reserve Account. Client's Reserve Account may be debited by Factor from time to time for any obligation owing by Client to Factor from whatever source, including any amounts owing by Client to Factor for merchandise purchased from any other concern factored by Factor or otherwise. All payments made by a customer to either Factor or Client shall be first applied toward payment of all invoices on which Factor has the credit risk, and thereafter toward payment of any indebtedness of customer to Client, regardless of any instruction or designation by customer, and Factor shall have recourse to Client to the extent any such payment is made directly to Client.

         6. Warranties and Representations. Client warrants and represents that each account receivable assigned and sold to Factor hereunder: (a) shall be genuine and valid and shall represent a completed delivery or performance in fulfillment in every respect of the terns, conditions and specifications of a bona fide, uncancelled and unexpired sale or service in the ordinary course of business to a customer which is not affiliated with Client in full compliance with the specifications of such customer, (b) Client shall be at the time of delivery or performance the absolute owner of all merchandise and other property involved; (c) except for Factor's interest therein, there are no security interests, liens or encumbrances thereon: (d) will be subject to no dispute or claim by the customer in whole or in part as to price, terms, quality, quantity, delay in shipment, offsets, counterclaims, contra accounts or any other defense of any other kind and character, real or claimed; (e) will be subject to no discounts, deductions, allowances, offsets, counterclaims or other contra items or to no special terms of payment which are not shown on the face of the invoice thereof; (f) will not represent a delivery of merchandise upon "consignment," "guaranteed sale," "sale or return," "payment on reorder" or similar terms; and (g) will not represent a "pack, bill and hold" transaction unless Client furnishes Factor with a copy of the customer's purchase order and has obtained customer's agreement to grant Factor a security interest in the merchandise and to pay for the merchandise at the maturity date of the invoice irrespective of whether or not Client has received instructions to deliver the same.

         7. Additional Collateral. As security for all obligations and indebtedness of Client to Factor, now existing or hereafter incurred, whether created under the agreement or otherwise, including without limitation, obligations owed by Client to others which Factor obtains by assignment, Client assigns to Factor and grants Factor a security interest in all of Client's present and future accounts receivable and the proceeds thereof, notwithstanding the fact that assignment schedules may not be submitted by Client for certain specific accounts receivable, and in all sums standing to the credit of Client and in any property of Client in Factor's possession. Recourse to security shall not at any time be required and Client shall at all times remain liable for the repayment upon demand of all obligations at any time owing by Client to Factor. During the term of this agreement, Client shall not sell or assign, negotiate, pledge or grant any security interest in its account, receivable and inventory and proceeds thereof to anyone other than Factor, without Factor's prior written consent.

         8. Invoicing. All invoices for merchandise sold or services rendered shall be prepared by Client and shall bear a notice that they have been assigned to, are owned by and are payable directly and only to Factor. Copies of all invoices shall be furnished to Factor, accompanied by duly executed assignment schedules and evidence of delivery satisfactory to Factor. Each invoice shall bear the terms stated in the approval order and no change from the original terms of sale shall be made without Factor's prior written consent. Factor reserves the right to mail original invoices to Client's customers at Client's expense; however, mailing; sending or delivery by Factor of a bill or invoice shall not be deemed to be any representation by Factor with respect thereto.

         9. Remittances. All remittances received by Client with respect to accounts receivable purchased by Factor shall be held in trust for Factor and Client shall immediately deliver to Factor the identical checks, drafts, monies or other forms of payment received and Factor shall have the right to endorse Client's name on any check, draft or other form of remittance received, where such endorsement is required to effect collection. Client hereby appoints Factor or such person as Factor may name as its attorney-in-fact to execute all necessary documents in Client's name and do all things necessary to carry out this agreement. Client ratifies and approves all acts of the attorney and agrees that neither Factor nor the attorney shall be liable for any acts of commission or omission nor for any error of judgement or mistake of fact or law. This power being coupled with an interest is irrevocable as long as Client is indebted to Factor in any manner. Any payments from or credits issued to customers owing both approved and disapproved accounts receivable shall first apply to the payment of the approved accounts receivable upon which Factor has assumed the risk of loss pursuant to the terms hereof, irrespective of the dates of the accounts receivable or the manner in which payment is made.

         10. Customer Disputes. Client agrees to notify Factor immediately of all returns and allowances and of all disputes with and claims made by customers and to adjust all such claims and disputes at its own expense, issuing credit memoranda promptly, but subject to Factor's approval. It is Factor's practice to allow a reasonable time for the settlement of disputes between Client and Client's customers without waiving Factor's right to charge back at any time the full amount of the accounts receivable involved. However, Factor may immediately charge Client's Reserve Account the amount of any customer deduction of not more than one hundred dollars. If the customer rejects or returns goods or makes any claim, real or imaginary, with respect thereto, or disclaims delivery thereof, or refuses to pay the full purchase price therefor before, at or after maturity on the grounds that such customer is not obligated for any reason to pay the same, or that it has an offset, counterclaim, contra account or other defense or claim thereto or to some part thereof (regardless of the final disposition thereof), or if Client breaches any of its warranties and representations herein contained, Factor shall have no responsibility or liability with respect thereto, and the entire responsibility of collecting such accounts receivable shall be assumed and borne by Client. Thereupon, or at any time thereafter, Factor may charge back the full amount of such accounts receivable to Client's Reserve Account. Such charge back shall not be deemed to constitute a reassignment of the account receivable and Factor shall retain a security interest therein as security for all Client's obligations to Factor. Should any goods be returned or rejected by Client's customers or otherwise recovered by Client, Client shall pay Factor the net selling price of such rejected or returned goods and shall hold such goods in trust for Factor, but at Client's sole risk and expense, until the selling price thereof is received by Factor, and Factor shall have the right at its option to take possession of and sell such goods at public or private sale at Client's expense, for the purpose of paying Client's obligations to Factor. Factor shall have the right at all times to settle, compromise or litigate disputes or claims directly with Client's customers upon such arms and conditions as Factor may deem advisable and to sell or cause to be sold without notice to Client rejected or returned goods at prices and to such customers and upon such terms as Factor may deem advisable, retaining in all cases the right to charge Client for all deficiencies, costs and expenses.

         11. Commissions. Client agrees to pay Factor a commission at the following rate on the gross amount of accounts receivable assigned to Factor hereunder, which shall be charged to Client's Reserve Account as of the date of receipt by Factor of the assignment schedules of the accounts receivable: In no event, however, shall the commission payable on each invoice assigned to Factor be less than $0.00.

             Rate:             Annual Factored Volume              Rate
                               $0 - $2,000,000.00                  1.0%
                               $2,000,001.00+                      0.9%

         The foregoing factoring commission is based upon Client's regular selling terms of net 30, net 60. On sales for which additional terms are granted, the commission shall be increased by one quarter of one percent for each additional thirty (30) days or fraction thereof by which Client's regular selling terms are extended. Annual minimum commissions shall amount to $24,000.00 for each contract year or part thereof that this agreement is in effect. Such annual commissions shall be fully earned on the first day of the contract year, and any deficiency shall be payable in full on the last day of the contract year or on the earlier termination of this agreement. "Funds Employed" (i.e. gross accounts receivable outstanding on Factor's books less any balance outstanding in the Reserve Account to the credit of Client, or plus any debit balance in the Reserve Account as the case may be) shall not exceed $N/A without Factor's express written approval.

         12. Interest Client shall pay interest upon the average daily Funds Employed at the close of business each day at a rate equal to the Prime Rate. "Funds Employed" shall be defined as gross accounts receivable outstanding on Factor's books less any balance outstanding in the Reserve Account to the credit of Client. (If the Reserve Account should show a debit balance, such debit balance shall be added to gross accounts receivable outstanding in determining Funds Employed.) Prime Rate shall mean the published prime commercial loan interest rate charged by the First Union National Bank of North Carolina. Interest will be calculated on a daily basis (computed on the actual number of days elapsed over a year of 360 days) and shall be charged to Client's Reserve Account as of the last day of each month. If average daily Funds Employed reflect a credit balance, Factor shall credit Client's Reserve Account, as of the last day of the month, with interest on such average daily credit balance at a rate equal to three percent (3%) below the Prime Rate. In computing interest, all customer checks received by Factor shall be subject to bank clearance of three business days from the date of deposit.

         13. Financial Statements; Inspection. Client shall furnish Factor with annual financial statements prepared by an independent accountant acceptable to Factor and also furnish on a timely basis interim financial statements and other financial information upon Factor's request. Factor may at all times inspect, audit, make extracts from and verify Client's books and records.

         14. Financial Condition. Client warrants that it is solvent and shall remain solvent during the term of this agreement; that any financial statements which have been delivered to Factor accurately and fairly state Client's financial condition, that there has been no material adverse change in Client's financial condition as reflected in the statements since the date thereof nor do the statements fail to disclose any fact or facts which might materially adversely affect Client's financial condition; and there is no litigation pending or threatened, which taken in the aggregate if adversely determined, might have a material adverse affect on Client's financial condition.

         15. Subsequent Trade Names and Styles. The provisions of this agreement shall also govern all assignments of receivables to Factor by Client under any trade names or styles now or hereafter owned, registered or used by Client.

         16. Term of Agreement. This agreement shall take effect on a date of acceptance by Factor and shall remain in full force and effect until thirty (30) days after either party hereto gives written notice to the other, by certified mail, return receipt requested, of its election to terminate. Notwithstanding the foregoing, this agreement may be terminated immediately at any time and without notice by Factor if Client shall fail to pay when due any obligation or indebtedness to Factor under this or any other agreement; or Client shall become insolvent, seek relief under the Bankruptcy Code or any similar insolvency law, be the subject of a petition thereunder, call a meeting of creditors, make an assignment for the benefit of creditors, suspend its business, fail or be unable to pay its debts when due, or suffer the appointment of a receiver or custodian; or any judgement for more than $5,000 shall be entered against Client and shall not be paid or bonded within 30 days thereafter, or Client shall breach or violate any term or provision of this or any other agreement with Factor; or any representation by Client in this or any other agreement with Factor shall have been false or misleading when made; or any guarantor shall die or give notice of the revocation or termination of his or its guarantee; or Factor shall deem itself insure or its collateral impaired. Upon the effective date of termination, all obligations of client to factor shall become immediately due and payable without further notice or demand irrespective of any maturity dates established prior thereto. In addition, all the terms, provisions and conditions hereof, including the security interests herein granted to Factor shall continue to remain in full force and effect until all of Client's obligations to Factor are paid in full. In the event Factor shall cease to act as Factor for Client, Client agrees to furnish Factor with indemnity satisfactory to Factor that will protect Factor against possible charges to Client under the terms of this agreement and with a release satisfactory to Factor of all claims Client may have against Factor, and until Client does so, Factor may hold any balance remaining to Client's credit in the Client's Reserve Account as security for all obligations of Client to Factor. Client shall pay Factor upon demand all costs and expenses, including reasonable attorney fees, incurred by Factor to obtain or enforce payment of any obligations due from Client to Factor or in the prosecution or successful defense of any action or proceeding concerning any matter growing out of or related to this agreement, the factoring of Client's accounts receivable by Factor, or any obligations owing by Client to Factor.

         17. Shipping Documents. Factor may require Client to furnish and deliver shipping documents to Factor at the time invoices are delivered to Factor, and Client agrees to furnish such shipping documents upon request; but at some times, and for some Clients, at its discretion, Factor will not require furnishing of shipping documents.

         18. Preferences. In the event that any claim is ever made upon Factor for the repayment or recovery of any amount received by Factor in payment of any account receivable which has been purchased by Factor with full recourse to Client ("Client Risk Receivable") by the payor or legal representative thereof (including a trustee in bankruptcy or assignee for the benefit of creditors) on the grounds of preference under the provisions of the Bankruptcy Code or any other federal or state insolvency law, then, in addition to all of Factor's other rights under this agreement, Client shall pay to Factor on demand the full net face amount of any such Client Risk Receivable, or if Factor so elects in its sole discretion, Factor shall have the right to charge against Client's Reserve Account the full net face amount of any such Client Risk Receivable, but such charge back shall not be deemed a reassignment thereof. The provisions of this paragraph shall survive and continue in effect, notwithstanding the termination of this agreement, and Client hereby indemnifies and holds Factor harmless from any loss or expense (including attorneys' fees) arising out of the assertion of any such claim against Factor with respect to a Client Risk Receivable.

         19. WAIVER OF JURY TRIAL. FACTOR AND CLIENT HEREBY WAIVE, IRREVOCABLY AND UNCONDITIONALLY, TRIAL BY JURY IN ANY ACTION BROUGHT ON, UNDER OR BY VIRTUE OF OR RELATING IN ANY WAY TO THIS AGREEMENT OR ANY OF THE DOCUMENTS EXECUTED IN CONNECTION HEREWITH, OR ANY CLAIM, DEFENSE, RIGHT OF SETOFF OR OTHER ACTION PERTAINING HERETO, OR TO ANY OF THE FOREGOING.

         20. Benefit of Agreement. This agreement is intended solely for the benefit of Factor and Client, and no other person or party (including any guarantor), is intended to be benefited hereby in any way.

         21. Miscellaneous. This agreement contains the entire agreement between the parties with respect to the subject matter hereof and cannot be modified, altered, changed or amended orally. Client shall execute, acknowledge and/or deliver such other instruments as assurances as may reasonably be requested to effectuate the purposes of this agreement. Client will at any time on request of Factor sign UCC financing statements referencing Factor's collateral and pay all filing fees, costs and expenses related thereto, or Factor is authorized as agent of Client to execute on behalf of Client and file such UCC financing statements. This agreement maybe filed by Factor or Client with the appropriate UCC filing officer and in such event shall constitute a UCC-1 financing statement. This agreement is made and accepted and shall be construed, interpreted and enforced in accordance with the laws of the State of North Carolina, without regard to conflict of law principles, and Client irrevocably consents and submits to the jurisdiction of state courts of, and federal courts in, the state of North Carolina, for the purpose of any suit, action or proceeding relating hereto. Failure of Factor to exercise any rights granted to it hereunder upon any breach or default by Client shall not be deemed a waiver thereof in the event of further breaches or defaults. The remedies of Factor hereunder shall be deemed to be cumulative and not exclusive. This agreement shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns and shall become effective only from the date of the Factor's written acceptance

         IN WITNESS WHEREOF, the parties hereto have duly executed this agreement.


                                              GUILDMASTER, INC.

                                                                        (Client)
                                              By: /s/ Jon Baker        President
                                                  ------------------------------
                                                                         (Title)

                                              Date: June 25, 1998

Accepted in High Point, North Carolina
FIRST FACTORS CORPORATION

By: /s/            , President
   --------------------------------
                           (Title)
Date: 6/29/98

                   CERTIFIED RESOLUTIONS OF BOARD OF DIRECTORS

         I, Ellen Parsons, do hereby certify that I am the Secretary of GuildMaster, Inc., a corporation duly organized and validly existing under the laws of the State of Missouri, having its principle place of business in the City of Springfield, County of Greene, State of Missouri; that I am the keeper of the corporate records and the seal of said corporation; that the following is a true and correct copy of Resolutions duly adopted and ratified at a meeting of the Board of Directors of said corporation duly convened and held in accordance with its bylaws and the laws of said state at the office of said corporation on the 25th day of June, 1998, at which a quorum was present and acting throughout, as taken and transcribed by me from the minutes of said meeting; that the same has not in any way been modified, repealed or rescinded, but are in full force and effect; and that the certificate of incorporation and bylaws of said corporation contain no provision requiring a vote or consent of stockholders to authorize the action of the Board of Directors set forth in the following resolutions and that the said resolutions do not contravene any article of incorporation or bylaws of the corporation:

         RESOLVED, that the President, Vice-President, Secretary, Treasurer or other officers, and their respective successors in office, or any agent of the corporation, or any one or more of them, be, and they hereby are, authorized, empowered and directed to make, execute and deliver in the name of this corporation any agreements, contracts, notes instruments or other financing documents, and any modifications, renewals, extensions or supplements thereto, with First Factors Corporation (hereinafter referred to as Factor) with respect to the factoring of accounts or borrowing of money or obtaining of credit or extending of financial or credit accommodations from Factor to this corporation, which documents may contain any terms and provisions whatsoever which the officers or agents executing the same may deem appropriate or proper, including without limitation, the granting to Factor of a security interest or lien in any and all assets now or hereafter held, owned or controlled by the corporation as collateral therefor, and it is further

         RESOLVED, that for the purposes aforesaid, any one or more of said officers or agents be, and they hereby are, authorized, empowered and directed to make, execute and deliver to Factor any and all assignments, schedules, transfers, endorsements, contracts, notes, guaranties, mortgages, security agreements, financing agreements, financing and continuation statements, instruments of pledge and all other agreements or instruments in respect thereof, and to do and perform all such other acts and things deemed by such officers or agents necessary, convenient or proper to carry out, modify or supplement any such agreement and arrangements made with Factor, hereby ratifying, approving and confirming all that any of said officers or agents have done or may do in the premises; and it is further

         RESOLVED, that any one of said officers or agents or any person hereafter and from time to time designated by any of them to act for this corporation be, and they hereby are, authorized, empowered and directed to endorse the name of this corporation to any and all checks, drafts and other instruments or orders for the payment of money, payable to this corporation or its order, for the purpose of depositing the same in any account or accounts of Factor with any bank, banker or trust company, and to deal with any and all such checks, drafts and other instruments or orders for the payment of money and the proceeds thereof as the property of Factor; and it is further

         RESOLVED, that any bank, banker or trust company be, and it hereby is, authorized and requested to receive for deposit to the credit of Factor without further inquiry, all such checks, drafts and other orders or instruments for the payment of money, payable to this corporation or its order, and that said bank shall be under no liability to this corporation for the disposition which Factor may or shall make of the said instruments or the proceeds thereof, and it is further

         RESOLVED, that Factor shall be furnished with a certified copy of these resolutions and that the powers and authorizations hereby conferred by this Board of Directors shall be binding upon the corporation until such time when notice of any changes, modifications or rescissions thereof have been duly communicated to Factor and accepted by Factor in writing; and it is further

         RESOLVED, that the Secretary of this corporation be, and he hereby is, authorized, empowered and directed to certify to the passage of the foregoing resolutions under the seal of this corporation.

         I DO FURTHER CERTIFY that the following named persons are the officers and agents of said corporation, duly executed, qualified and acting as such, and that the signatures set opposite their names are their genuine signatures and may be accepted as such by Factor pursuant to the foregoing resolutions:


 President:          James K. Parsons                  /s/ James K. Parsons
           -----------------------------------   ------------------------------
                          (Print Name)                     (Signature)

 Vice-President:     Jon Baker                         /s/ Jon Baker
                ------------------------------   ------------------------------
                          (Print Name)                     (Signature)

Secretary:           James Parsons                     /s/ James Parsons
          ------------------------------------   ------------------------------
                          (Print Name)                     (Signature)

Treasurer:           James Beller                      /s/ James Beller
          ------------------------------------   ------------------------------
                          (Print Name)                     (Signature)

Agent:
      ----------------------------------------   ------------------------------
                          (Print Name)                     (Signature)


         IN WITNESS WHEREOF, I have hereunto set my hand as Secretary of corporation and affixed corporate seal, by order of the Board of Directors, on this 25th day of June, 1998 (SEAL)


                                                   /s/ James Parsons (SEAL)
                                                -------------------------------
                                                        [CORPORATE SEAL]

                        GUARANTY OF VALIDITY OF ACCOUNTS

         FOR VALUE RECEIVED, the undersigned, JAMES K. PARSONS, hereby unconditionally guarantees to FIRST FACTORS CORPORATION, a North Carolina corporation (herein called "Factor"), its successors and assigns, that: (a) all accounts of GUILDMASTER, INC. (herein called "Client"), which have been or may in the future be assigned to Factor by Client pursuant to that certain Factoring Contract and Security Agreement between Factor and Client dated June 25, 1998, as such agreement has been or may hereafter be amended from time to time, and all papers, documents, instruments, assignments and schedules of accounts and other assignments relating thereto, are and shall be genuine and in all respects what they purport to be; (b) that said accounts are and will be valid and subsisting and have arisen and will arise out of the bonafide sale of goods, wares and merchandise or other property sold and delivered to and accepted by the customers of Client, or by reason of services rendered by Client to its customers, in full compliance with the specifications of such customers; (c) that the amount of such accounts represented as owing by each customer is the correct amount actually owing by such customer, is not disputed, is not subject to any defense, setoff, credit, deduction or contra-charge, and the payment thereof is not contingent or conditioned on the fulfillment of any contract, condition, or warranty, past or future, express or implied; (d) that proper entries have been made and will be made on the books of Client disclosing the absolute and unconditional sale of said accounts to Factor, and that Client has and will have absolute and good title to each such account and good right to sell and transfer the same, and has no knowledge of any fact which would impair the validity thereof; (e) that there is and will be owing (after allowing all charges, setoffs, and counterclaims) on each such account the total amount represented by Client as owing thereon; (f) that Client will promptly repurchase from Factor for the full amount thereof each and every such account as to which there may be a breach of Client's warranties in respect of the matters hereinabove set forth; and (g) that all monies, checks, notes, drafts or other things of value collected or received by Client with respect to said accounts shall belong to Factor and shall be accounted for and transmitted by Client to Factor, in the original form in which the same were received immediately upon receipt, but in no event later than the day following receipt thereof by Client and that Client shall not use any of the proceeds of such collections or commingle the same with its own funds.

         The undersigned hereby waives notice of acceptance hereof or other agreements or the acceptance of all papers, documents, instruments, assignments of schedule of accounts and other assignments thereunder or relating thereto, or the giving or extension of credit to Client and also waives notice of default, nonpayment, partial payment, presentment, demand, protest and all other notifies to which the undersigned might be otherwise entitled, it being further understood and agreed that Factor shall not be chargeable for, nor shall the undersigned be relieved from liability hereunder, because of any negligence, mistake, act or omission of any accountant, examiner, agent or attorney employed by Factor in making examinations, investigations, collections or otherwise.

         This Guaranty is accepted by Factor in the State of North Carolina and shall be governed by, construed and interpreted in accordance with the laws of the State of North Carolina. No modification, waiver or discharge of the liability of the undersigned shall be valid unless in writing, signed and subscribed by Factor. This Guaranty shall bind the undersigned, and inure to the benefit of Factor, and its successors and assigns. All legal actions or proceedings between Factor and the undersigned may be brought in any court of competent jurisdiction in the State of North Carolina, and the undersigned hereby waives objection to summons, service of process, personal jurisdictions over the person or venue of any such court. Any summons or other service of process may be served on the undersigned in accordance with the provisions of the General Statutes of North Carolina relating to service of process or by forwarding a copy of the summons and complaint or other documents by certified or registered mail, return receipt requested, to the undersigned and the receipt thereof by the undersigned or any agent executing the receipt shall constitute personal service of process on the undersigned. In the event that it shall be necessary for Factor to refer this Guaranty to an attorney for collection, the undersigned agrees to pay Factor its reasonable attorney's fees equal to fifteen percent (15%) of the unpaid indebtedness due hereunder.

         WITNESS the hand and seal of the undersigned this 25th day of June, 1998.



                                                        /s/ James K. Parsons
                                                        ------------------------
                                                          JAMES K. PARSONS

ACCEPTED:

FIRST FACTORS CORPORATION


By: /s/

                            INTER-CREDITOR AGREEMENT

         THIS INTER-CREDITOR AGREEMENT, made and executed this 29th day of June, 1998, by and between SAC RIVER VALLEY BANK (hereinafter called "Creditor"); and FIRST FACTORS CORPORATION (hereinafter called "Factor");

                                   WITNESSETH

         WHEREAS, Creditor mid GUILDMASTER, INC. (hereinafter called "Debtor") have entered into certain agreements (such agreements, as they have heretofore or may be hereafter amended from time to time, being hereinafter collectively called the "Creditor Agreement"), and Creditor has filed or intends to file financing statements pursuant to the provisions of the applicable Uniform Commercial Code (hereinafter called the "Code"), giving notice of a security interest in, certain assets of Debtor; and

         WHEREAS, Factor and Debtor have entered into a Factoring Contract and Security Agreement (the said agreement, as it has heretofore or may be hereafter supplemented or amended from time to time, being hereinafter collectively called the "Factoring Agreement"), and Factor has filed or intends to file financing statements pursuant to the provisions of the Code giving notice of a security interest in certain assets of Debtor; and

         WHEREAS, Creditor and Factor desire to avoid any possible conflict of security interest arising from the execution of the Creditor Agreement and the Factoring Agreement and the filings of said financing statements;

         NOW, THEREFORE, for and in consideration of the premises and of the sum of ten dollars ($10.00) and other good and valuable considerations, the receipt and sufficiency of which are hereby expressively acknowledged, the parties agree as follows:

         1. Any provision in the Creditor Agreement to the contrary notwithstanding, any and all liens and security interest which Creditor now has or may hereafter claim in and to any of the Collateral (as hereinafter defined) of Debtor shall be and remain subordinate and junior in priority to any liens and security interest which Factor now has or may hereafter claim in and to any of the Collateral at all times during which Debtor shall be indebted to Factor in any manner and for any amount whatsoever. For the purposes of this Agreement, the term "Collateral" shall mean the following property of Debtor:

         All present and future accounts, contract rights, instruments, chattel paper, general intangibles, all returned or repossessed goods arising out of or relating to the sale or other disposition of goods at any time or from time to time, the proceeds thereof and the merchandise represented thereby.

This subordination relates only to items sold by the company and the accounts receivable related to said sales. Sac River Valley Bank will retain a first lien on inventory and equipment.

         2. This Agreement shall remain in full force and effect until it is terminated by written notice of termination received by Factor from Creditor; provided, however, that no such notice of termination received by Factor shall impair the rights or priorities created or acquired hereunder by Factor prior to the receipt of such notice of termination. All notices given hereunder shall be sent by first class certified mail, postage prepaid, return receipt requested, addressed as follows:

                 (a) If to Creditor:            Sac River Valley Bank
                                                PO Box B
                                                Stockton, Missouri 65785

                 (b) If to Factor:              First Factors Corporation
                                                Post Office Box 2730
                                                High Point, North Carolina 27261

         3. The parties agree to execute, acknowledge and deliver to any other party such other and further instruments, documents or assurances that may be reasonably requested to give full force and erect to the provisions of this Agreement.

         4. Except as herein otherwise expressly provided, priorities between the parties shall be determined in accordance with the provisions of the Code.

         5. The Agreement shall be binding upon, and inure to the benefit of, the parties hereto and their respective heirs, personal representatives, successors and assigns.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed on the date first above written.

SAC RIVER VALLEY BANK

By: /s/        President (Seal)
   -------------------------------
Title: President

FIRST FACTORS CORPORATION

By: /s/                   (Sea])
   -------------------------------
Title: Vice President